Income taxes	12 Months Ended
Dec. 31, 2022
Income Taxes
Income taxes

8.	Income taxes

a)       Income tax reconciliation

The reconciliation of the taxes calculated according to the nominal tax rates and the amount of taxes recorded is shown below:

	Year ended December 31,
	2022	2021	2020
Income before income taxes	19,781	29,541	6,990
Income taxes at statutory rate (34%)	(6,726)	(10,044)	(2,377)
Adjustments that affect the taxes basis:
Income tax benefit from interest on capital	556	260	316
Tax incentives	1,247	2,826	211
Equity results	84	167	(27)
Addition (reduction) of tax loss carryforward	899	663	769
Unrecognized tax losses of the year	(197)	(115)	(215)
Reclassification of cumulative adjustments to the income statement	547	1,471	-
Other	619	75	588
Income taxes	(2,971)	(4,697)	(735)

Current tax	(2,020)	(5,663)	(3,398)
Deferred tax	(951)	966	2,663
Income taxes	(2,971)	(4,697)	(735)

b)	Deferred income tax assets and liabilities

Tax loss carryforward does not expire in the Brazilian jurisdiction and their compensation is limited to 30% of the taxable income for the year. The local profits of foreign subsidiaries are also taxed in Brazil and there is no restriction on their offset against tax losses generated previously by the foreign entity.

	Year ended December 31,
	2022	2021
Taxes losses carryforward	5,908	5,757
Temporary differences:
Employee post retirement obligation	411	504
Provision for litigation	364	346
Asset retirement obligations and other provisions	4,349	4,384
Fair value of financial instruments	839	1,373
Fair value of property, plant and equipment in business combination	(2,392)	(2,857)
Other	(122)	53
	9,357	9,560
Assets	10,770	11,441
Liabilities	(1,413)	(1,881)
	9,357	9,560

The following table shows the changes in deferred tax assets and liabilities:

	Assets	Liabilities	Deferred taxes, net
Balance at December 31, 2020	10,335	1,770	8,565
Taxes losses carryforward	830	-	830
Asset retirement obligations and other provisions	226	-	226
Fair value of financial instruments	75	-	75
Fair value of property, plant and equipment in business combination	-	138	(138)
Other	(27)	-	(27)
Effect in income statement	1,104	138	966
Transfers between assets and liabilities	(155)	(155)	-
Translation adjustment	(649)	(13)	(636)
Other comprehensive income	(15)	141	(156)
Tax loss carryforward from coal operations - Discontinued operations	821	-	821
Balance at December 31, 2021	11,441	1,881	9,560
Taxes losses carryforward	(68)	-	(68)
Timing differences arising from assets and liabilities	(324)	-	(324)
Fair value of financial instruments	(634)	-	(634)
Fair value of property, plant and equipment in business combination	-	(330)	330
Other	(255)		(255)
Effect in income statement	(1,281)	(330)	(951)
Transfers between assets and liabilities	(136)	(136)	-
Translation adjustment	688	(75)	763
Other comprehensive income	58	101	(43)
Sale of California Steel Industries	-	(28)	28
Balance at December 31, 2022	10,770	1,413	9,357

c)	Tax incentives

In Brazil, the Company has tax incentives to partially reduce the income tax generated by the operations conducted in the North and Northeast regions that includes iron ore, copper, and nickel. The incentive is calculated based on the taxable income of the incentive activity (tax operating income) and considers the allocation of tax operating income into different incentives applicable to different tranches of production during specified periods for each product, usually 10 years. The Company’s tax incentives are expected to expire substantially in 2024 and the last tax incentive will expire in 2027.

In addition to these incentives, the income tax payable can be reduced by investing in the acquisition of new machinery and equipment, subject to subsequent approval by the responsible regulatory agency, Superintendence for the Development of the Amazon (“SUDAM”). This subsidy is expected to expire in 2023.

As determined by the Brazilian law, the tax savings obtained as a result of these incentives must be appropriated in retained earnings reserve account in equity and cannot be distributed as dividends to shareholders.

d)	Income taxes - Settlement program (“REFIS”)

	Year ended December 31,
	2022	2021
Current liabilities	371	324
Non-current liabilities	1,869	1,964
REFIS liabilities	2,240	2,288

SELIC rate	13.75%	9.25%

The balance is mainly related to the settlement program of claims regarding the collection of income tax and social contribution on equity gains of foreign subsidiaries and affiliates from 2003 to 2012. This amount bears SELIC interest rate (Special System for Settlement and Custody) and will be paid in monthly installments until October 2028. The impact of the SELIC over the liability is recorded under the Company’s financial results.

e)   Uncertain tax positions (“UTP”)

The Company is engaged in administrative and judicial discussions with tax authorities in Brazil in relation to certain tax positions adopted by the Company for calculating income tax and social contribution on net income. The final determination is uncertain and depends on factors not controlled by the Company, such as changes in case law and changes in tax laws and regulations. The Company is subject to the assessment of income tax by local tax authorities in a range up to 10 years depending on jurisdiction where the Company operates.

The amount under discussion with the tax authorities is US$3,659 as at December 31, 2022 (2021: US$3,122), as detailed below. In addition, if the tax authority does not accept the tax treatment adopted by the Company in relation to these matters, there would also be a reduction of tax losses in the amount of US$564 as at December 31, 2022 (2021: US$527).

	Year ended December 31,
	2022	2021
UTPs not recorded on balance sheet (i)
Transfer pricing over the exportation of ores to a foreign subsidiary	829	669
Expenses of interest on capital	1,154	981
Proceeding related to income tax paid abroad	439	399
Goodwill amortization	517	305
Payments to Renova Foundation	24	21
Other	696	747
Total not recorded on balance sheet	3,659	3,122

UTPs recorded on balance sheet
Deduction of CSLL in Brazil	155	-
Gain related to incidence of IRPJ and CSLL on SELIC rate in the repetition of undue payment	-	34
Total recorded balance sheet	155	34

(i)	Based on the assessment of its internal and external legal advisors, the Company believes that the tax treatment adopted for these matters will be accepted in decisions of the higher courts on last instance.

Transfer pricing over the exportation of ores to a foreign subsidiary - The Company was assessed for the IRPJ and CSLL, for the years of 2015, 2016 and 2017 since the tax agent has disregarded the intermediation cost and other adjustments used in the calculation of the transfer pricing over the exportation of iron ore, pellets, nickel and copper to its foreign controlled company. The Company is challenging these assessments in the administrative level and a decision is pending.

The Company maintains the method of calculating the transfer price, as it considers it to be the most appropriate tax treatment for interpreting the rules in force and applicable to the subject and is discussing the aforementioned charges at the administrative level.

The total amount in dispute is US$829 (R$4,324 million) as at December 31, 2022 (US$669 (R$3,732 million) as at December 31, 2021). In addition, there was a reduction of the tax losses from 2015, 2016 and 2017, with the corresponding tax impact of US$361 (R$1,883 million) as at December 31, 2022 (2021: US$377 (R$1,883 million)). The amount involved for the 2018 to 2022 years, which are not in dispute, is US$2,592 (R$13,525 million) (2021: US$1,885 (R$10,519 million)).

Expenses of interest on capital (“JCP”) - In 2021, Vale received assessments for the collection of IRPJ, CSLL and fines, on the grounds that the deduction of JCP was improper, referring to the base years of 2017 and 2018. The amount under discussion is US$1,154 (R$6,021 million) as at December 31, 2022 (US$981 (R$5,477 million) as at December 31, 2021). In addition, the tax effect of the potential reduction in the tax loss carryforward is US$134 (R$699 million) as at December 31, 2022 (2021: US$125 (R$699 million)). The Company presented administrative defenses for these assessments and is awaiting a decision.

Proceeding related to income tax paid abroad - Vale received a tax assessment for the collection of US$439 (R$2,288 million) (2021: US$399 (R$2,255 million)) due to the disregard of taxes paid abroad that were offset by the IRPJ debt in 2016. Tax authorities allege the Company has failed to comply with the applicable rules relating to the offset, in Brazil, of income taxes paid abroad. The Company had filed an administrative appeal and a decision is pending.

Goodwill amortization - The Company received tax assessments for the collection of IRPJ and CSLL for the periods between 2013 and 2018, due to the deduction of goodwill amortization expenses recorded in the acquisition of controlled companies, after its merger by the Company.

One of the assessments is the goodwill generated in the privatization of the Company and recorded by Valepar, merged into the Parent Company in 2017.

The Company is discussing the charges at the administrative level in the amount of US$517 (R$2,698 million) as at December 31, 2022 (US$305 (R$1,703 million) as at December 31, 2021). In addition, the tax effect of the potential reduction in the tax loss carryforward is US$61 (R$320 million) as at December 31, 2022 (2021: US$57 (R$320 million)). The amount involved for the 2019 to 2022 years, which are not assessed, is US$223 (R$ 1,162 million).

Payments to Renova Foundation - The Company deducts payments made to Fundação Renova arising from the obligation entered into the Transaction and Conduct Adjustment Agreement (“TTAC”) and from its subsidiary liability in the agreement when Samarco does not make these payments directly. Vale understands that the deduction of such expenses is adequate, since its liability is objective, arising from the obligation entered into in the TTAC and its status as a shareholder.

The Company received a tax assessment notice for the collection of IRPJ and CSLL alleging that the expenses incurred with Renova Foundation were improperly deducted from the computation of the Company’s income tax, as they understand that these expenses are supposedly not necessary for Vale's operational activities. The total amount assessed is US$24 (R$126 million) for the year ended December 31, 2022 (2021: US$21 (R$115 million)). In addition, the tax effect of the potential reduction in the tax loss carryforward is US$5 (R$24 million) as at December 31, 2022 (2021: US$4 (R$24 million)). For the fiscal years 2018 to 2022, the amount under discussion is US$530 (R$2,763 million) as at December 31, 2022 (2021: US$426 (R$2,376 million)).

Deduction of CSLL in Brazil - In 2004, a definitive decision of the Superior Court of Justice (“STJ”) granted to the Company the right to deduct the Social Contribution on Net Income (“CSLL”) from the taxable base of the corporate income tax (“IRPJ”). The Federal Government filed a rescission action (“ação rescisória”) in 2006, seeking to reverse the 2004 decision. In 2019, the Federal Court of Appeals (“TRF”) upheld the rescission action and, although the decision was not final, the Company decided not to deduct the CSLL from the taxable income since then.

Meanwhile, the Federal Supreme Court (“STF”) is judging two extraordinary appeals with impact to all taxpayers. These appeals are discussing how long a court decision related with a tax matter would remain valid if the STF had subsequently issued a contrary decision. Due to the developments of this matter in the STF during 2023 and based on the updated assessment of its legal advisors, the Company concluded that the tax treatment previously adopted will probably not be accepted by the tax authority and, therefore, it recognized a liability in the amount of US$155 (R$813 million) as “Taxes payable” for the year ended December 31, 2022.

Gain related to incidence of IRPJ and CSLL on SELIC rate in the repetition of undue payment - In September 2021, the Federal Supreme Court (“STF”) decided in a judgment with general repercussion, that the incidence of IRPJ and CSLL on amounts referring to the SELIC rate received as a result of repetition of tax overpayment is unconstitutional. After the publication of the decision of the leading case judgment with a conclusion favorable to the taxpayers, the Company recognized a gain of US$34 in the income statement for the year ended December 31, 2021.

f) Recoverable and payable taxes

			December 31, 2022			December 31, 2021
	Current assets	Non-current assets	Current liabilities	Current assets	Non-current assets	Current liabilities
Value-added tax ("ICMS")	261	1	46	217	11	162
Brazilian federal contributions ("PIS and COFINS")	690	740	35	520	511	12
Income taxes	309	369	221	113	413	1,861
Financial compensation for the exploration of mineral resources ("CFEM")	-	-	54	-	-	59
Other	12	-	114	12	-	83
Total	1,272	1,110	470	862	935	2,177

ICMS included in PIS and COFINS computation tax base - Vale discussed the issue of the exclusion of ICMS from the taxable basis of the contribution to PIS and COFINS in two lawsuits filed before March 2017. One of the lawsuits includes the triggering events from March 2012 onwards and has a favorable definitive decision. This lawsuit resulted in the recognition of a gain in the amount of US$60 (R$313 million) in the income statement for the year ended December 31, 2020. This amount was calculated based on the assumption that the ICMS to be excluded from the taxable bases is the one paid. With the definition of the subject by the Federal Supreme Court in the leading case, with binding effects to all taxpayers, which determined that the ICMS to be excluded is the one highlighted in the invoices, the Company recognized an additional gain of US$26 (R$146 million) for the year ended December 31, 2021.

The lawsuit that covers the triggering events that occurred between December 2001 and February 2012, resulted in the recognition of a gain in the amount of US$145 (R$808 million) for the year ended December 31, 2021 due to the favorable decision obtained by the Company and in line with the judgment of the Federal Supreme Court in the aforementioned leading case.

Accounting policy

The Brazilian corporate tax law requires the taxation on the income generated from foreign subsidiaries and, therefore, income tax charge is calculated using the tax rate enacted at the end of the reporting period in Brazil. The effects of the income tax calculation in the consolidated financial statements are calculated by applying the differential between the Brazilian income tax rate and the local income tax rate of each jurisdiction where the Company’s subsidiaries operate and generate taxable income.

Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and it establishes provisions, where appropriate, on the basis of amounts expected to be paid to the tax authorities. The liabilities related to uncertain tax positions are recorded only after determining, based on the position of its internal and external legal advisors, a more-likely-than-not probability that the uncertain tax positions will withstand challenge, if any, from taxing authorities.

Deferred income taxes are recognized based on temporary differences between carrying amount and the tax basis of assets and liabilities as well as tax losses carryforward. However, deferred tax liabilities are not recognized if they arise from the initial recognition of goodwill. Deferred income tax is also not accounted for if it arises from initial recognition of an asset or liability in a transaction other than a business combination that, at the time of the transaction, affects neither accounting nor taxable profit or loss. Deferred tax assets and liabilities are offset where there is a legally enforceable right to offset current tax assets and liabilities and where the deferred tax balances relate to the same taxation authority.

The deferred tax assets arising from tax losses and temporary differences are not recognized when it is not probable that future taxable profit will be available against which temporary differences and/or tax losses can be utilized.

Current and deferred tax is recognized in profit or loss, except to the extent that it relates to items recognized in other comprehensive income or directly in equity. In this case, the tax is also recognized in other comprehensive income or directly in equity, respectively.

Critical accounting estimates and judgments

Deferred income tax - Significant judgements, estimates and assumptions are required to determine the amount of deferred tax assets that are recognized based on the likely timing and future taxable profits. Deferred tax assets arising from tax losses carryforward and temporary differences are recognized considering assumptions and projected cash flows. Deferred tax assets may be affected by factors including, but not limited to: (i) internal assumptions on the projected taxable income, which are based on production and sales planning, commodity prices, operational costs and planned capital costs; (ii) macroeconomic environment; and (iii) trade and tax scenarios.

Uncertain tax positions - The Company applies significant judgement in identifying uncertainties over income tax treatments, which could impact the consolidated financial statements. The Company operates in multiple jurisdictions where uncertainties arise in the application of complex tax regulations. The Company and its subsidiaries are subject to reviews of income tax filings and other tax payments, and disputes can arise with the taxing authorities over the interpretation of the applicable laws and regulations.